PXRE

# KBW's London Reinsurance Conference

May 19, 2005

Safe Harbor Statement

Cautionary Statement under “Safe Harbor,” Provision of the Private Securities Litigation Act of 1995: This presentation contains various forward-looking statements and includes assumptions concerning our operations, future results and prospects. Statements included herein, as well as statements made by or on our behalf in press releases, written statements or other documents filed with the Securities and Exchange Commission (the “SEC”), or in our communications and discussions with investors and analysts at this conference or in the normal course of business through meetings, phone calls and conference calls, which are not historical in nature are intended to be, and are hereby identified as, “forward-looking statements” for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 as amended. These forward-looking statements, identified by words such as “intend,” “believe,” “anticipate,” or “expects” or variations of such words or similar expressions are based on current expectations and are subject to risk and uncertainties. In light of the risks and uncertainties inherent in all future projections, the inclusion of forward-looking statements in this presentation should not be considered as a representation by us or any other person that our objectives or plans will be achieved. We caution investors and analysts that actual results or events could differ materially from those set forth or implied by the forward-looking statements. For further information regarding cautionary statements and factors affecting future operating results, please refer to PXRE Group’s public filings with the SEC.

Non-GAAP Financial Measures

In certain instances when presenting PXRE’s results, management has included and discussed certain “non-GAAP” financial measures. For example, operating income excludes after-tax realized investment gains and losses and foreign exchange gains and losses, as well as other non-recurring items. These excluded items may be material in a period. Management believes that providing non-GAAP financial measures such as operating income provides useful information regarding PXRE’s results of operations consistent with industry practices which enables investors, security analysts and rating agencies to make performance comparisons with PXRE’s competitors. The reconciliation of such non-GAAP financial measures to the applicable GAAP financial measures is included in PXRE’s press releases.

The PXRE Franchise

Highly-focused provider of property catastrophe and risk excess reinsurance to the worldwide marketplace

• Established in 1986; the longest tenured short-tail specialist reinsurer

• One of the leading property retrocessional writers in the world

Strong underwriting team with proven long-term track record

Operations in Bermuda, Europe and the United States

Sound balance sheet, over $882 million of capital and more than $1.5 billion in total assets

“A” rated by both A.M. Best and S&P

Well positioned to benefit from attractive fundamentals in the property catastrophe reinsurance and retrocessional business

Proven Strategy

Focus on core, profitable short-tail segments

Maintain strict risk controls

Apply extensive technical analysis to underwriting

Continue disciplined management of capital across underwriting cycles

A proven strategy, generating superior underwriting results and attractive returns on capital over the long-term

Experienced and Talented Team

Underwriters have an average of 23 years of underwriting experience

Management and Directors own 7%(1); their interests are aligned with shareholders

Officer	Title / Responsibility	Years of Experience

Jeffrey Radke	CEO and President	16

Gerald Radke	Chairman	37

Guy Hengesbaugh	Chief Operating Officer	20

John Modin	EVP, CFO	18

John Daly	EVP, International Operations	28

Peter Kiernan	SVP, North America Operations	16

Andrew Stapleton	SVP, Marine and Aerospace	17

Bruce Byrnes	General Counsel	12

(1) On a fully diluted basis, including all unvested options.

Attractive Market Fundamentals

2004 Hurricane Season		Expect 10% growth in cat & risk earned premiums

•	4 of top 6 U.S. hurricane losses in history	Expect 15% growth, excluding reinstatement premiums

•	Large Caribbean losses	Rate increases – overall increase of 5% to 8%

Japanese Typhoons		• Retrocession – increase of 10% to 13%

•	Additional property losses for international reinsurers	• North America – increase of 2% to 4%

•	Industry exposure approximates $2-4 billion	• International – decrease of 5% to 8%

Asian Tsunami (December 2004)		Additional demand from retro and catastrophe customers

Windstorm Erwin (January 2005)		Utilizing all of the primary proceeds raised during late 2004

Recent events resulted in more attractive pricing environment for the 2005 renewal season

Sources: Benfield, Sigma and PCS.

Retro Market Leader

PXRE is among the top 4 retrocessional market participants worldwide

Retro business is a unique niche with fewer competitors than traditional reinsurance

Underwriting retrocessional business requires specialized skills

PXRE’s proprietary models and market tenure allow it to successfully underwrite despite the lack of transparency

Client relationships are critical

Retro business has higher returns than traditional catastrophe reinsurance

Proven Performance Through the Cycle

Cumulative Cat & Risk Loss Ratio 1987 to Present = 51%

($ in millions)
$350
$300
$250
$200
$150
$100
$50
$0
250%
200%
150%
100%
50%
0%
$12
$12
$9
$11
$17
$20
$57
$97
$90
$65
$78
$68
$65
$66
$61
$176
$262
$302
$332
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005E
NPE
Paragon Cat Pricing Index
PXRE Estimates

Focus on Catastrophe & Retrocessional Markets

($ in millions)	Property Catastrophe	Property Retrocession	Specialty Risk	Property Risk Excess

NPW 1Q 2005(1)	$65	$44	$9	$6

Exposures	Wind/Earthquake U.S., Europe, Japan, Caribbean	Wind/Earthquake U.S., Europe, Japan, Caribbean	Aviation, Satellite, Marine	Industrial Risk Energy Generation

Commentary	Large International book	Relationships and experience are critical	Aviation market strong	Heterogeneous market
	North American book growing	Proprietary models required	Capacity shortage in satellite business	Information quality is an issue
		Data quality improving	Marine terms unattractive	Highly variable expected returns

Pricing	North America up low single digits; International down single digits	Rates up low double digits	Rates up in satellites and down (but attractive) in aviation	Rates flat; improving in areas affected by losses

(1) Before ceded excess premiums.

Geographically Diversified Business Mix

*By Line of Business* *By Geography*

## 2004 NPW = $307 million

Specialty
9%
Risk Excess
8%
Retro
32%
Prop Cat
51%

Non-Property
9%
North America
22%
International
25%
Multi-Territory
44%

## 2005 Projected NPW

Specialty
7%
Risk Excess
6%
Retro
30%
Prop Cat
57%

Non-Property
7%
North America
29%
Multi-Territory
38%
International
26%

Superior Underwriting Technology and Risk Management

Crucible

•	Risk management system

•	Combines proprietary retro and other models with 3rd party models

•	Capital allocated to each deal based on profitability and correlation
•	Allows 3rd party model optimization

Cap on zonal aggregates

•	Based on contractual limits

•	Monitored dynamically by Crucible

Risk limits

•	Set to ensure ability to capitalize after the event

•	Percent of capital varies with market conditions

Financial Strategy

Superior financial strength ratings

• Rated “A” by S&P and A.M. Best

Conservative investment philosophy

Disciplined capital management

• Subordinated debt (trust preferred) to capital ratio of 19%

• Current dividend yield of 2.1%

Only underwriting risk varies with the cycle

Target ROE of 15% over the cycle

Financial Performance

($ in millions, except per share data)
Selected Income Statement Items:
Gross Premiums Written	$125	$346	$339	$367
Net Premiums Earned	79	308	321	269
Net Premiums Earned – Cat & Risk Excess	80	302	262	176
Net Investment Income	10	26	27	25
Underwriting Income – Cat & Risk Excess	26	70	160	108

Net Income	$23	$23	$97	$65

Earnings per Share [1]	$0.69	$0.82	$4.10	$3.28
Selected Ratios:
Loss Ratio	56%	74%	49%	47%
Expense Ratio	23%	24%	26%	31%

Actual Combined Ratio	79%	98%	75%	78%

Loss Ratio on Cat & Risk Excess	56%	66%	27%	28%

(1)   Fully diluted earnings per share

Strong Balance Sheet

( $ in millions, except per share data )	March 31, 2005	December 31, 2004

Assets
Investments	$1,184	$1,150
Reinsurance Receivables	72	69
Other Assets	272	235

Total Assets	$1,528	$1,454

Liabilities:
Loss Reserves	$461	$460
Debt	167	167
Other Liabilities	185	130

Total Liabilities	$813	$757

Shareholders’ Equity:
Convertible Preferred	63	164
Common Equity	652	533

Total Shareholders’ Equity	715	697

Total Liabilities and Shareholders’ Equity	$1,528	$1,454

March 2005 Post-Conversion Capital Structure

($ in millions, except per share data)	03/31/05	12/31/04

Shareholders’ Equity:
Convertible Preferred	63	164	(1)
Common Equity	652	533

Total Shareholders’ Equity	$715	$697	(2)

Notes

(1)	8% Cash pay coupon, equivalent to 4.8 million fully diluted shares ($13.27 conversion price)
(2)	Total fully diluted shares outstanding of 33.4 million

Recent Initiatives Significantly Improve Financial Position

Assets

Reinsurance receivables (RR) reduced by 57% from 2003 to 2004

Only $2.4 million of reinsurance receivables due from reinsurers rated less than A-, without collateral, or non-current

$200 million transfer of capital from PXRE US to PXRE Bermuda during 2004

Liabilities

Year-end loss reserves vetted by third-party actuarial firm

During 2004, reduced GL reserves by 65% and finite reserves by 43% through commutations and loss payments

Shareholders’ Equity

Raised $98 million of primary capital in late 2004

$101 million of convertible preferred converted in March 2005 – only $63 million of converts remain

Cash dividends instead of PIK on the remaining convertible preferred

Key Operating Metrics Show Strength of Business

## Combined Ratio

120%
100%
80%
60%
40%
20%
0%
78%
61%
75%
53%
98%
90%
79%
79%
2002
2003
2004
1Q 2005

## Return on Equity

30%
25%
20%
15%
10%
5%
0%
17%
21%
19%
26%
4%
6%
21%
21%
2002
2003
2004
2005E

Reported    Excluding Exited Lines

**Hard market and normalized catastrophe activity should result in low 20s ROEs and mid 50s combined ratios**

Prudent Investment Philosophy

Capital preservation is key goal

High quality, low duration fixed income portfolio supplemented by a small fund-of-funds hedge fund portfolio

Very low correlation between underwriting and financial risks

Detailed portfolio guidelines and controls –diligent monitoring

Third party investment managers:

• Gen Re New England Asset Management (GRNEAM) – match liabilities with high quality fixed income securities

• Mariner Investments – manages alternative investments focusing on strategies with better risk adjusted returns than straight equity or fixed income portfolios

Fixed Income Portfolio – risk averse to interest rate and credit risks

Strong Financial Position & Excellent Outlook

2005 operating income guidance of $4.50 to $5.00 per share

Mid-Point of Guidance results in 2005 Projected ROE of 21%

On target to meet 2005 net earned premium growth guidance

• 15% growth excluding reinstatements

• 10% growth overall

Financial strength rating of “A” recently affirmed by both S&P and AM Best

Doubled the dividend from $.24 per year to $.48 per year; resultant yield of approximately 2.1%

Improved, less dilutive, capital structure

Financial strength as strong as its ever been